Lease - Summary of Future lease Payments under Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)
2025	¥ 14,697	$ 2,013
2026	8,897	1,219
2027	1,782	244
2028	1,484	203
2029	134	18
Total future lease payments	26,994	3,697
Less: Imputed interest	1,384	188
Total lease liability balance	¥ 25,610	$ 3,509
Operating Lease, Liability, Statement of Financial Position [Extensible List]	Total lease liability balance	Total lease liability balance